Indebtedness	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Indebtedness	INDEBTEDNESS
Overview
Indebtedness consists of mortgage loans, unsecured notes, and borrowings under the Company's Credit Facilities (see below). The weighted average interest rates for the years ended December 31, 2018, 2017 and 2016 were 3.8%, 3.8% and 4.3%, respectively. Interest costs during the years ended December 31, 2018, 2017 and 2016 in the amount of $24.5 million, $21.0 million and $24.1 million, respectively, were capitalized. Cash paid for interest for the years ended December 31, 2018, 2017 and 2016 was $118.4 million, $111.8 million and $142.7 million, respectively.
The Company is subject to financial covenants contained in some of its debt agreements, the most restrictive of which are detailed below under the heading "Credit Facilities." As of December 31, 2018, the Company was in compliance with all financial and non-financial covenants.
The scheduled principal amortization and maturities of the Company's mortgage loans, unsecured notes outstanding and the Credit Facilities (as defined below) and the related weighted average interest rates at December 31, 2018 are as follows (in thousands, except percentages):

						Weighted
	Mortgages					Average
	Principal	Principal	Unsecured	Credit		Interest
	Amortization	Maturities	Notes	Facilities	Total	Rate
2019	$6,504	$50,043	$—	$—	$56,547	4.0%
2020	3,539	67,361	350,000	—	420,900	4.7%
2021	2,504	65,009	—	411,846	479,359	3.5%
2022	2,172	—	400,000	—	402,172	4.1%
2023	2,281	—	300,000	—	302,281	3.4%
2024	2,395	—	450,000	—	452,395	4.4%
2025	2,503	—	400,000	—	402,503	3.8%
2026	2,494	1,946	400,000	—	404,440	3.3%
2027	2,617	—	—	—	2,617	4.8%
2028 and thereafter	17,183	165,229	—	—	182,412	2.9%
Subtotal	$44,192	$349,588	$2,300,000	$411,846	$3,105,626	3.8%
Reconciling items (1)	1,422	—	(14,302)	—	(12,880)
Total for consolidated balance sheet	$45,614	$349,588	$2,285,698	$411,846	$3,092,746

(1)	Includes deferred financing costs, premium/discount and market adjustments.
Mortgage Loans and Unsecured Notes
Mortgage loans with maturities ranging from 2019 to 2033 were collateralized by and in some instances cross-collateralized by properties with a net book value of $478.7 million as of December 31, 2018.
The interest rates on $2,693.8 million of mortgage loans (including $66.8 million fixed via a swap arrangement - see Footnote 20 - Derivative Instruments) and unsecured notes are fixed and range from 2.6% to 4.8%. The weighted average remaining term for the mortgage loans and unsecured notes is 5.1 years.
Credit Facilities

The Company has maintained an unsecured credit facility throughout 2016, 2017 and 2018. During that period the Company has replaced, restated and amended its credit facility. This activity has resulted in changes to borrowing capacity, due dates, borrowing costs and covenant calculations. As replaced, restated and amended these credit facilities are referred to below as the "Credit Facility." The Credit Facility includes a revolving credit facility for aggregate borrowings of $800 million and a delayed draw term loan facility for aggregate borrowings of $100 million. The interest rate on borrowings under the Credit Facility fluctuates based upon ratings from Moody’s Investors Service, Inc., Standard and Poor’s Ratings Group and Fitch, Inc. Based on the Company's ratings as of December 31, 2018, borrowings under the revolving credit facility currently bear interest at LIBOR plus 0.875% and the delayed draw term loan facility bear interest at LIBOR plus 0.95%. The revolving credit facility also contains an annual facility fee, the rate of which is currently 0.15% of the aggregate loan commitments. The Credit Facility provides for the interest rate and facility fee rate to be adjusted up or down based on changes in the credit ratings on the Company's senior unsecured debt. The Credit Facility expires in October 2021 and has two extensions for six months each at the Company's option, subject to the payment of a stated fee. The Credit Facility contains a competitive bid option, whereby participating lenders bid on the interest rate to be charged. This feature is available for up to 50% of the amount of the revolving credit facility. There were $310.0 million borrowings outstanding under the revolving credit facility and $100.0 million borrowings under the delayed draw term loan facility as of December 31, 2018. As of December 31, 2018, letters of credit to third parties totaling $8.3 million had been issued for the account of the Company under this Credit Facility. The Credit Facility contains financial covenants, certain of which are set forth below:

•	total debt to total assets may not exceed 0.60:1;

•	adjusted earnings before interest, taxes, depreciation and amortization to fixed charges may not be less than 1.50:1;

•	unsecured debt to unencumbered asset value must equal or be less than 60%

•	secured debt to total asset value must equal or be less than 35%; and

•	unencumbered adjusted net operating income to unsecured interest expense must equal or exceed 175%.

In October 2017, the Company entered into a credit agreement for a working capital facility for aggregate borrowings of up to $30 million. This facility has the same maturity date, facility fee, covenants and interest rate borrowing terms as the revolving credit facility described above. There were $1.8 million in borrowings outstanding under the working capital facility as of December 31, 2018.

Activity

In September 2016, the Company issued $400 million of 3.25% senior unsecured notes due 2026. The Company used a substantial portion of the net proceeds from these notes and the proceeds from asset sales to prepay its 5.5% senior notes due December 2016 in the amount of $300 million, its 6.625% senior notes due October 2017 in the amount of $296.5 million and its 7.5% medium term notes due January 2018 in the amount of $100.0 million. This prepayment resulted in a $27.1 million loss on debt extinguishment.

In October 2017, the Company replaced its existing $800 million Credit Facility with a new $800 million revolving credit facility and a $100 million delayed draw term loan facility. Additionally, the Company entered into a working capital facility for aggregate borrowings of up to $30 million.

In December 2018, the Company entered into a £129.5 million mortgage loan secured by properties in the Company's United Kingdom reportable segment at an interest rate of 2.64%.

In January 2019, the Company issued $350 million of 4.375% senior unsecured notes due 2029. The Company used the proceeds to pay down its revolving credit facilities. See Note 22 - Subsequent Events.